        NationsBank Corporate Center
        Charlotte, NC 28255
        Tel 704 386-5000
        Fax 704 386-3271


                                 June 26, 1996

NationsBank

Ralcorp Holdings, Inc.
800 Market Street
29th Floor
St. Louis, Missouri  63101

      RE: Credit Agreement dated as of March 12, 1996 among Ralcorp Holdings, Inc., the Lenders party thereto and NationsBank, N.A., as Agent in respect of $175,000,000 Revolving Credit Facility (the "Credit Agreement")

Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

On behalf of the Required Lenders under the Credit Agreement, we hereby agree with you to amend the Credit Agreement in the following respects:

      1.    The definition of "Applicable Margin" set forth in
      Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

            "Applicable Margin" shall mean, for purposes of calculating the applicable interest rate for any day for any Eurodollar Loan or the applicable rate of the Unused Fee for any day for purposes of Section 2.05(a), the appropriate applicable margin corresponding to the ratio described below in effect as of the most recent Calculation Date:


                                                                                         Applicable         Applicable
                                                                                           Margin             Margin
Pricing                 Consolidated Debt                                                    for               for
 Level                    Coverage Ratio                                               Eurodollar Loans     Unused Fee
- - - -------                 -----------------                                              ----------------     ----------

   V      Greater than 3.25 to 1.0                                                         87.5 bps          27.5 bps

  IV      Equal to or less than 3.25 to 1.0 but greater than 2.75 to 1.0                   60.0 bps          22.5 bps

  III     Equal to or less than 2.75 to 1.0 but greater than 2.25 to 1.0                   45.0 bps          17.5 bps

  II      Equal to or less than 2.25 to 1.0 but greater than 1.75 to 1.0                   40.0 bps          15.0 bps

   I      Equal to or less than 1.75 to 1.0                                                35.0 bps          12.5 bps


             USA
       Official Sponsor
          1994/1996                                            Member FDIC

Ralcorp Holdings, Inc.
June 26, 1996
Page 2

      The Applicable Margin as of the Closing Date is (i) 45 bps for Eurodollar Loans and (ii) 17.5 bps for the Unused Fee. Thereafter, determination of the appropriate Applicable Margins based on the Consolidated Debt Coverage Ratio shall be made as of each Calculation Date. The Consolidated Debt Coverage Ratio in effect as of a Calculation Date shall establish the Applicable Margins that shall be effective as of the date designated by the Agent as the Applicable Margin Change Date. The Agent shall determine the Applicable Margins as of each Calculation Date and shall promptly notify the Borrower and the Lenders of the Applicable Margins so determined and of the Applicable Margin Change Date. Such determinations by the Agent of the Applicable Margins shall be conclusive absent manifest error.

      2.    Subsections (a) and (b) of Section 7.11 of the Credit
      Agreement are amended in their entireties to read as follows:

            SECTION 7.11.  Financial Covenants.
                           -------------------

            (a)   Consolidated Debt Coverage Ratio.  The Borrower
                  --------------------------------
      shall cause the Consolidated Debt Coverage Ratio to be no greater than (i) at the Calculation Dates occurring on June 30, 1996 and September 30, 1996, 3.75 to 1.00 and (ii)
      at each Calculation Date thereafter, 3.25 to 1.00.

            (b)   Consolidated Interest Coverage Ratio.  The
                  ------------------------------------
      Borrower shall cause the Consolidated Interest Coverage Ratio to be no less than (i) at the Calculation Dates occurring on June 30, 1996 and September 30, 1996, 2.25 to
      1.00 and (ii) at each Calculation Date thereafter, 3.00 to
      1.00

All references in the Credit Agreement and the other Credit
Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

This letter agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Ralcorp Holdings, Inc.
June 26, 1996
Page 3


This letter agreement may be executed in one or more counterparts, each of which constitute an original, and all of which taken together shall constitute a single document.


                                    Sincerely,

                                    NATIONSBANK, N.A.,
                                    as Agent



                                    By  /s/ Louise C. Comiskey
                                      --------------------------------
                                          Louise C. Comiskey
                                          Vice President


ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

RALCORP HOLDINGS, INC.


By /s/
  -----------------------------
Title:



cc:   Those on the Attached Bank
      Group Distribution List